Enercom The Oil and Gas Conference August 2011 Partnering for Success Exhibit 99.1

Forward Looking  Statements

expressions.  It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties.  Actual results could differ materially from those projected in such forward-looking statements.  Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and  production risks; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other  risks associated with foreign operations; anticipated pipeline construction and transportation of gas; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in our Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the
Securities and Exchange Commission (“SEC”).  We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.
We may use certain terms in this presentation such as “oil in place,” “oil zones,” “gas zones," “prospective resources”
and “projected barrels of crude oil”, or other descriptions of volumes of reserves which imply the existence of quantities of resources.  These estimates are by their nature more speculative than estimates of proved reserves and
accordingly, are subject to substantially greater risk of being actually realized by the Company.   Prospective resources
are those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects.  The prospective resources included in the
Netherland Sewell and Associates Resources Report indicate exploration opportunities and development potential in the event a petroleum discovery is made and should not be construed as reserves or contingent reserves.
This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.  Investors are urged to consider closely the disclosure in our SEC filings, available from us at 1330 Post Oak Blvd., Suite 2575, Houston, Texas 77056; Telephone: (832) 209-1404. These filings can also be obtained from the SEC via the internet at www.sec.gov.

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These

forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry.  You can identify these forward-looking statements when you see us using words such as "expect”, "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar

History
May 2007 - goes public as Pacific Asia Petroleum (PAP)
November 2009 - listed NYSE Amex
April 2010 - PAP acquires interest in Oyo Field in Block 120 Offshore Nigeria from CAMAC
International, changes name to CAMAC Energy Inc. (NYSE Amex:  CAK)
February 2011 – CAMAC Energy acquires remaining interest in OMLs 120/121 offshore blocks from CAMAC International
Major Exploration Potential in Prolific Deep Water Nigerian Basin
Unrisked oil prospective resources best estimate 627 MMBbls (NSAI as of 12/31/10)
Undiscovered OOIP best estimate 1,908 MMBbls (NSAI as of 12/31/10)
Exploration opportunity to prove gas reserves in Zijinshan Gas Block in China
Experienced Management team and distinguished Board of Directors
About CAMAC Energy

Unique Exposure to African Deal Flow
Ability to leverage over 25 years of African relationships and business experience through the
Company’s Chairman and CEO and its majority shareholder CAMAC International
Nigeria
Nigerian indigenous operator status
o
Local Content Laws encourage Majors to divest  to indigenous operators
o
Majors currently in process of divesting producing assets in Nigeria (i.e. Shell, etc.)
Existing integrated local organization able to quickly assimilate new opportunities
Frontier African Opportunities
Recent discoveries opening new African resource frontiers (i.e. Ghana, Sierra Leone, Liberia,
Mozambique, etc.)
o
Company representatives in West, Central & East Africa identifying attractive prospective acreage
China
Local, experienced management with strong relationships with private and government partners
No significant debt burden
Competitive Advantage

Governments seeking regional indigenous operators to participate in value creation

NIGERIA 5

SHADED RELIEF AND SEAFLOOR TOPOGRAPHY
Benin
Nigeria
100 miles

Lagos OML 120/121 Oil Exploration Blocks OML 120 OML 121 6

Nigeria Asset Summary
Major Exploration Potential in OML 120 & OML 121
Prolific Deep Water Nigerian Basin
Netherland Sewell & Associates Best Estimates of Unrisked Prospective Resources:
o
Oil : 627 million barrels; high estimate of 2.2 billion barrels
o
Gas : 2 tcf; high estimate of 6.6 tcf
Lower risk exploration prospects & leads all defined by 3D seismic
Oyo Field in OML 120
Oyo Field began commercial production in December 2009
At least two additional development well locations identified

Netherland, Sewell & Associates Proved + Probable + Possible Oil  Reserves of
47.9 million barrels  (gross)
Development wells tied back to FPSO “Armada Perdana” with storage capacity of 1MMBbl, oil processing capacity of 40,000 bopd and gas compression for re-injection capacity of 60MMScfd

CAMAC ENERGY INC.

My
AGE
Deepwater Facies Evolution
Seismic Horizon
Fields/discoveries
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31
PLEIST.
PLIOCENE
LATE
GELAS.
PIACEN.
EARLY
ZANCLEAN
MIOCENE
LATE
MESSINIAN
TORTONIAN
MIDDLE
SERRAVALL
LANGHIAN
EARLY
BURDIGALIAN
AQUITANIAN
OLIGOCENE
LATE
CHATTIAN
EARLY
RUPELIAN
H_100 - 4.0 MY
Mud prone - Channels
Oyo
H_200 – 5.5 MY
Mud prone - Channels
Abo, Oberan
H_300 – 7.8 MY
Mud prone, confined sand layers – slope channels small lobes
Bonga, Nsiko, Bobo, Bolia-Chota,
H_400 – 12.7 MY
Channels/lobes Slope-basin
Erha, Bosi, Bonga, Nsiko, Bobo, Agbami-Ekoli, Ikija Bolia-Chota, Akpo
H_500 - 16.4 MY
Bosi, Agbami-Ekoli, Ikija,
Unconfined slope and basin floor fans
H_700– 28.5 MY
Mobile Shale

Niger Delta Deep Water – Play Summary 8

OML 120/121 Prospect Map

Mature Miocene Prospects
Shallow (Pliocene) Prospects
Lead
10 Km
N
Ewo Deep
Ewo North
“O”
prosp
Erha
Field
“G ”
Prosp
“P” Prosp
Oyo-Far East
Ereng
Oyo
Field
Kigbo
Producing Field
Discovery
Block outline
Water depth (meters)
Legend
Ebolibo Discovery
OML 120
OML 121
Pro. R
Onigu
Lead M
Eba
Songu

Okodo 1
OML 125
OML 110
Sonam 1
OML 133
OML 91
OML 108
Erha North
OML 120
Oyo
Erha
OML 89
OPL 279-N
OML 121
Ebolibo 1
PL 248
30
Miles

OML 120
Exploration Block with Oil Production
• Block size 917 sq km in shelf  to deep water
• Water depths of 150 - 1,000meters
• Governed by Production Sharing Contract (PSC)
with ENI, 11 largest oil company in the world
Entire block covered with 3D seismic
• 7 wells drilled; all found hydrocarbons
• 6 in Oyo Field
• 1 in Ewo
• CAK has a 60% contractual interest
• 5-7% economic interest without
participation
• Up to 30% economic interest with
participation
• Carried through development, but
participated 100% in recent $55MM
workover on Oyo #5 well
• Oyo Field began producing oil  in December 2009
• Gross avg.  production 4,109 Bopd in 2Q11

th

OML 121
Exploration Block
• Block size 887 sq km in shelf to deep water
• Water depths  of 150-1,000m
• Governed by the same PSC as OML 120
with ENI
• Located directly south of OML 120
• Covered by 3D seismic
• Ebolibo Field
• Encountered more than 90 feet of
gas in the Pliocene
• Ebolibo-1 drilled in 2007
• CAK has a 60% contractual interest
• 5-7% economic interest without
participation
• Up to 30% economic interest with
participation

Erha
Erha North
Oyo
Ebolibo 1
Sonam 1
OML 120
OML 121
OML 108
OML 89
OML 91
OML 110
OPL 284-DO
OML 133
30
Miles
.

CAMAC ENERGY INC.

OML 125
OML 110
OML 109
Okodo 1
Bosi
Sonam 1
OML 91
OML 108
OML 133
Erha North
Erha
OML 109
Oyo 4
Oyo
Oyo 3
Oyo 2
OML 89
36

OML 120/121 Resource Potential
Oyo Field
OML 121
(1)
(1) Per Netherland Sewell & Associates Resources Estimate Report as of 12/31/10; all prospects seismically defined

OML 120
Erha Fields
500 MMBbls
Miocene Play
ExxonMobil
OML 120/121
Best Estimate of
627 MMBbls of
Unrisked Prospective
Resources (1)
Sonam Field
1tcf Gas Condensate
Miocene Play
Chevron
Bosi Field
500 MMBbls
Miocene Play
ExxonMobil
(1)
OML120/121 Unrisked Oil Prospective Resources
In MMBBLs Best High
16 Prospects/Leads
Estimate Estimate
Ereng Prospect 129.6 515.1
Kigbo Prospect 95.2 299.7
Eba Prospect 91.1 354.2
Ewo Deep Prospect 76.4 349.3
Ewo P Prospect 38.7 81.3
Other 11 Prospects/Leads 195.7 631.7
TOTAL 626.7 2,231.3
OML120/121 Undiscovered Oil In Place
In MMBBLs Best High
16 Prospects/Leads
Estimate Estimate
Ereng Prospect 393.1 1,442.9
Kigbo Prospect 288.1 825.9
Eba Prospect 277.6 1,002.8
Ewo Deep Prospect 231.6 988.7
Ewo P Prospect 117.3 211.9
Other  11 Prospects/Leads 600.2 1,783.6
TOTAL 1,907.9 6,255.8

CHINA OPERATIONS 13

CAMAC ENERGY INC.

Inner Mongolia
Shenfu
Baode
Shanxi
Shaanxi
Linxing
Zijinshan
Sanjiaobei
Russia
Ulaanbaatar
Mongolia
Urumqi
Harbin
Changchun
Shenyang
North Korea
Pyongyang
Beijing
Seoul
South Korea
Handan
China
Ordos Basin
Jinzhuang
Xi'an
Shanghai
New Delhi
Nepal
Kathmandu
Lhasa
Thimphu
Bhutan
Chengdu
Changsha
India
Bangladesh
Dhaka
Kunming
Taibei
Pacific Ocean
Nanning
Hong Kong
Myanmar
Vietnam
Hanoi
Laos
Rangoon
Vientane
Philip
Legend
Comany Asset
Other City
Beijing
National Capital
0
750
1,500
3,000
Kilometers
Pacific Asia Petroleum
70 0'0"E
80 0'0"E
90 0'0"E
100 0'0"E
110 0'0"E
120 0'0"E
130 0'0"E
140 0'0"E
50 0'0"N
40 0'0"N
30 0'0"N
20 0'0"N

Zijinshan Location 14

ORDOS BASIN GAS FIELDS
Shenfu
Fugu
Hohhot
1st Beijing Pipeline
Shenmu
Tabamiao
Baode
Suligo Pipeline
2nd Beijing Pipeline
Xingxian
Wushenqi
Yulin
Linxing
Sulige
Zijinshan
Changbei
Linxian
Jingbian
Sanjiaobei
Mizhi
Jingbian
Sanjiao
Changdong
Liulin
Xi'an Pipeline
West-To-East Gas Pipeline
Shilou North
Shilou West
Shilou South
PetroChina
Arrow Energy
CUCBM
SGE
Fortune
Shell
Sinopec
Total
Reflection
Orion
Existing Pipeline
Planned/Under Construction
Ordos Basin Gas Production Areas
0
25
50
100
(KM)

Zijinshan Exploration Block

• 100% interest in the exploration phase
• 60% interest in the development phase
• Partnered with PetroChina CBM
•
175,000 net acres or 708.1Km²
• Ordos Basin, Shanxi Province –
the 2     largest oil and gas basin in China
• Significant gas pipeline infrastructure
• Drilled ZJS#’s 1, 2, 3 & 4
Gas shows  at several intervals
in wells ZJS#’s 2,3 & 4
• Three more wells to be drilled 2011-2013
o
Well ZJS#5 scheduled for late 2011
• The Company estimates recoverable gas
resource of 300 Bcf for the entire block
based on volumetric calculations using
regional data assumptions and preliminary
Zijinshan field-specific data
nd

zjs04
zjs03
zjs02
zjs01
zjs07
zjs08
zjs05
zjs06
LXS-05
LXS-07
LX0001
ZJS1
-1000
-1200

The block is structurally divided into 3 parts: Western folded belt, Central depression, and Eastern faulted folds Structure Map of Shanxi Formation 16

Growth Strategy

Nigeria
Work with partner to fast track development and exploration program on OML 120/121
Execute opportunistic and accretive acquisitions of marginal producing fields with development upside
o
Leverage 5 year ROFR with affiliated Nigerian Oil & Gas Co. Allied Energy, PLC
Form strategic partnerships to participate in the Majors’ asset divestiture programs
Use existing integrated local organization to manage opportunities
Operate acquired fields to leverage and build upon technical capabilities
Frontier African Opportunities
Identify promising assets in West, Central & East Africa
Execute accretive acquisitions of  producing fields with development upside
Leverage relationships and indigenous status for positions in prime exploration acreage
China
De-risk Chinese gas asset through low cost exploration program for near term monetization and reinvest proceeds in core African opportunities

Financial Summary
Ticker (NYSE Amex):  CAK
Market Capitalization (8/11/11) $135 million
52 Week Price Range: $0.74 - $3.97
Average Daily Volume (last 90 days) 408,775
Shares Outstanding 154.2 million
Management, Directors & Affiliates 58%
Company Profile

Dr. Kase Lawal
Chairman &
Chief Executive Officer
Over 25 years as CEO & Chairman of CAMAC International,, a private African-focused diversified energy co.
Commissioner on the Port of Houston Authority
Vice Chairman of Houston Airport Development System Corp.
Member of President Obama’s White House Advisory Committee for Trade Policy and Negotiation
Member of Presidential Trade Advisory Committee on Africa during both President Bush’s and Clinton’s
Administrations
Member of Nigerian President Jonathan’s 26 Member Presidential Advisory Council
Ed Caminos
Senior Vice President &
Chief Financial Officer
Former Chief Financial Officer of BPZ Resources, a publicly traded independent oil & gas company focused on
South America
Over 15 years of international energy industry related experience with Schlumberger, Reliant Energy & Duke
Energy
Began career with international public accounting firm KPMG Peat Marwick
Certified Public Accountant
Alan Halsey
Senior Vice President of
Exploration & Production
Former Vice President and COO of Transmeridian Exploration, an independent oil and gas co. in Houston, TX
Over 21 years at Texaco; most recently as Chairman and Managing Director of Texaco Upstream Companies in
Nigeria
Former General Manager of Texaco’s Angola oil and gas operations
Former President of Texaco’s affiliate in Colombia, South America
Degree in Oil Technology from Imperial College of Science and Technology, London University
Management

Board of Directors
Dr. Kase Lawal
Chairman and CEO of CAMAC Energy Inc.
Commissioner on the Port of Houston Authority
Vice Chairman of Houston Airport Development System Corp.
Member of President Obama’s White House Advisory Committee for Trade Policy and Negotiation
Member of Presidential Trade Advisory Committee on Africa during both President Bush’s and Clinton’s
Administrations
Member of Nigerian President Jonathan’s 26 Member Presidential Advisory Council
Dr. Lee Patrick
Brown
Chairman of the Board of Unity National Bank
Former Mayor of Houston
Former Commissioner of the New York, Atlanta, and Houston Police departments
Former Director of the White House Office of National Drug Control Policy under President Clinton
William Campbell
Principal and Managing Director of PPPCo-CB Energy, LLC; private oil and gas exploration co.
Nearly thirty years of diverse management in finance, legal, land and marketing
J. Kent Friedman
Partner in Public Law Group in Houston Office of  Haynes and Boone, LLP
Vice Chairman of the Board and General Counsel of MAXXAM Inc.; a diversified public holding company
John Hofmeister
Head of Citizens for Affordable Energy
Former President of Shell Oil Company
Hazel O’Leary
President of Fisk University
Former Secretary of Energy under President Clinton
Ira Wayne McConnell
Managing Partner and Founder of McConnell & Jones LLP; Certified Public Accountants
Former Chairman of the Audit Committee of the American Heart Association

Houston  Office
1330 Post Oak Boulevard, Suite 2575,
Houston, Texas USA  77056
Tel: 832-209-1404  Fax: 832-201-1786
Nigeria Office
Plot 1649, Olosa Street, Victoria Island
Lagos, Nigeria
Tel: +234-1-4603340-2   Fax: +234-1-2704271
Beijing Office
Suite 508-510, Nexus Centre, 19A Dong San Huan Bei Lu, Chaoyang District,
Beijing, 100020, People’s Republic of China
Tel: +86 10 5967 0444 Fax: +86 10 5967 0488
CAMAC Energy Corporate Website
www.camacenergy.com
Email: IR@camacenergy.com
Contact Information

THANK YOU 22